                                                                   EXHIBIT 10.12

                            INSTRUMENT OF ASSIGNMENT

To: HQ AFSC
    AMSFS-CCA-M
    Carl McDonald (309) 782-3916
    Rock Island, IL 61299-6500

    BLDGS 350 & 390

Re: Contract No:  DAAA09-03-C-0029

KNOW ALL MEN BY THESE PRESENT: For value received and in accordance with the Assignment of Claims Act 1940, as amended (31 USC Section 3727, 41 USC Section
15) the undersigned contractor, as Assignor, does hereby assign, set over, and transfer unto ROCKLAND CREDIT FINANCE, LLC 6 PARK CENTER COURT, SUITE 212, OWINGS MILLS, MARYLAND 21117 as assignee, all Assignor's rights and interests to all payments on all delivery orders, from Contract No. DAAA09-03-C-0029 with HQ AFSC thereof accruing under the above reference contract as stipulated in the Notice of Assignment.

Valentec Systems, Inc.

By: /s/ Robert A. Zummo
    -------------------------
Name: Robert A. Zummo

Title: President

Date: August 23, 2005

Witnessed by Corporate Secretary:

By: /s/ Larry Matheson
    -------------------------
Name: Larry Matheson

Date: August 23, 2005

(Corporate seal)

                            INSTRUMENT OF ASSIGNMENT

To: HQ AFSC
    AMSFS-CCA-M
    Shirlene Wise (309-782-3764)
    Rock Island, IL 61299-6500

    BLDGS 350 & 390

Re: Contract No: DAAA09-02-C-0063

KNOW ALL MEN BY THESE PRESENT: For value received and in accordance with the Assignment of Claims Act 1940, as amended (31 USC Section 3727, 41 USC Section
15) the undersigned contractor, as Assignor, does hereby assign, set over, and transfer unto ROCKLAND CREDIT FINANCE, LLC 6 PARK CENTER COURT, SUITE 212, OWINGS MILLS, MARYLAND 21117 as assignee, all Assignor's rights and interests to all payments on all delivery orders, from Contract No. DAAA09-02-C-0063 with HQAFSC thereof accruing under the above reference contract as stipulated in the Notice of Assignment.

Valentec Systems, Inc.

By: /s/ Robert A. Zummo
    --------------------------
Name: Robert A. Zummo

Title: President

Date: August 23,2005

Witnessed by Corporate Secretary:

By: /s/ Larry Matheson
    --------------------------
Name: Larry Matheson

Date: August 23, 2005

(Corporate seal)

                            INSTRUMENT OF ASSIGNMENT

To: HQ AFSC
    AMSFS-CCA-R
    Mitzi Wagner (309) 782-4657
    Rock Island, IL 61299-6500

    BLDGS 350 & 390

Re: Contract No: W52P1J-05-C-0015

KNOW ALL MEN BY THESE PRESENT: For value received and in accordance with the Assignment of Claims Act 1940, as amended (31 USC Section 3727, 41 USC Section
15) the undersigned contractor, as Assignor, does hereby assign, set over, and transfer unto ROCKLAND CREDIT FINANCE, LLC 6 PARK CENTER COURT, SUITE 212, OWINGS MILLS, MARYLAND 21117 as assignee, all Assignor's rights and interests to all payments on all delivery orders, from Contract No. W52P1J-05-C-0015 with HQAFSC thereof accruing under the above reference contract as stipulated in the Notice of Assignment.

Valentec Systems, Inc.

By: /s/ Robert A. Zummo
    --------------------------
Name: Robert A. Zummo

Title: President

Date: August 23,2005

Witnessed by Corporate Secretary:

By: /s/ Larry Matheson
    --------------------------
Name: Larry Matheson

Date: August 23,2005

(Corporate seal)

                            INSTRUMENT OF ASSIGNMENT

To: HQ AFSC
    AMSFS-CCA-M
    Shirlene Wise (309-782-3764)
    Rock Island, IL 61299-6500

    BLDGS 350 & 390

Re: Contract No: W52P1J-04-C-0103

KNOW ALL MEN BY THESE PRESENT: For value received and in accordance with the Assignment of Claims Act 1940, as amended (31 USC Section 3727, 41 USC Section
15) the undersigned contractor, as Assignor, does hereby assign, set over, and transfer unto ROCKLAND CREDIT FINANCE, LLC 6 PARK CENTER COURT, SUITE 212, OWINGS MILLS, MARYLAND 21117 as assignee, all Assignor's rights and interests to all payments on all delivery orders, from Contract No. W52P1J-04-C-0103 with HQAFSC thereof accruing under the above reference contract as stipulated in the Notice of Assignment.

Valentec Systems, Inc.

By: /s/ Robert A. Zummo
    --------------------------
Name: Robert A. Zummo

Title: President

Date: August 23, 2005

Witnessed by Corporate Secretary:

By /s/ Larry Matheson
   ---------------------------
Name: Larry Matheson

Date: August 23, 2005

(Corporate seal)

                            INSTRUMENT OF ASSIGNMENT

To: HQ AFSC
    AMSFS-CCA-M
    Shirlene Wise (309-782-3764)
    Rock Island, IL 61299-6500

    BLDGS 350 & 390

Re: Contract No: W52P1J-05-C-0024

KNOW ALL MEN BY THESE PRESENT: For value received and in accordance with the Assignment of Claims Act 1940, as amended (31 USC Section 3727,41 USC Section
15) the undersigned contractor, as Assignor, does hereby assign, set over, and transfer unto ROCKLAND CREDIT FINANCE, LLC 6 PARK CENTER COURT, SUITE 212, OWINGS MILLS, MARYLAND 21117 as assignee, all Assignor's rights and interests to all payments on all delivery orders, from Contract No. W52P1J-05-C-0024 with HQAFSC thereof accruing under the above reference contract as stipulated in the Notice of Assignment.

Valentec Systems, Inc.

By: /s/ Robert A. Zummo
    --------------------------
Name: Robert A. Zummo

Title: President

Date: August 23, 2005

Witnessed by Corporate Secretary:

By: /s/ Larry Matheson
    --------------------------
Name: Larry Matheson

Date: August 23, 2005

(Corporate seal)